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Exhibit 99.906CERT

SECTION 906 CERTIFICATION

        We, Adam D. Portnoy, President, and Mark L. Kleifges, Treasurer, of RMR F.I.R.E. Fund (the "registrant"), certify that:

  1.
  The report on Form N-CSR of the registrant for the period ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ ADAM D. PORTNOY Adam D. Portnoy President
Date: August 17, 2007
By:	/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer
Date: August 17, 2007

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  Exhibit 99.906CERT
SECTION 906 CERTIFICATION